UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 27, 2023

Date of Report (Date of earliest event reported)

Commission File Number 000-56399

brooqLy, INC.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

224-789-6673

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

brooqLy, is referred to herein as “we”, “our”, or “us” or the “Registrant”.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2023, we completed an agreement with Jahani & Associates (“J & A”) to act as our advisor for expansion into the Middle East and Southeast Asia.

On July 31, 2023, we completed an agreement with Umergence LLC (“UMG’), a registered broker-dealer, to introduce us to accredited investors with whom UMG has a pre-existing business relationship.

ITEM 8.01 OTHER EVENTS

On July 27, 2023, Glendale Securities, Inc., the broker-dealer who filed FINRA Form 211 to initiate electronic quotations pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934, received clearance from FINRA to begin quoting our common stock under the ticker symbol “BRQL”.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2023	By:	/s/ Panagiotis N. Lazaretos
Panagiotis N. Lazaretos
Chief Executive Officer

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